Share-based Compensation (Tables)	9 Months Ended
Sep. 30, 2024
Share-Based Payment Arrangement [Abstract]
Summary of Restricted Stock Unit Activity

The following table summarizes restricted stock unit activity during the nine months ended September 30, 2024:

	Restricted Stock Units	Weighted average grant date fair value
Nonvested as of December 31, 2023	2,860,058	$27.43
Granted (1)	2,676,262	16.00
Vested (2)	(1,129,877)	29.71
Forfeited	(477,183)	19.23
Performance adjustments (3)	(11,942)	-
Nonvested as of September 30, 2024	3,917,318	$18.30

(1)
Represents RSUs and PRSUs granted based on performance target achievement of 100%.
(2)
Represents the total number of shares vested during the period. Common shares issued, as presented within the unaudited condensed consolidated statement of shareholders' equity, are net of shares withheld for taxes. The total grant date fair value of units vested was $33,551.
(3)
Represents the adjustment to the number of PRSUs based on actual performance compared to target.